                                                                  EXHIBIT 10.34

                      LEASE WITH G.E. CAPITAL TRANS LEASING
                               Acct. #8249428-001

[LMI LOGO] LEASE MANAGERS                             Equipment Lease Agreement
           International        177771           LEASE #:___________ Page 1 of 5
Funded & Administered by Trans Leasing
--------------------------------------------------------------------------------
Lessee:                                  Supplier:
RX Technology                            Sony Electronics
3220 N. Turnbull Drive                   Post Office Box 99561
Metairie,  LA 70002                      Chicago, IL 60693

Contact: Rex

Tel: 504-887-9412 Fax: 504-887-9815      KEN WOLFSON 800-327-9573
--------------------------------------------------------------------------------
Equipment Schedule     (Use a separate Schedule if Needed):
                                See Schedule "A"
--------------------------------------------------------------------------------
Equipment Location (if different than above address):

SAME                   60 X 1,001.20 = $60,072.00

Schedule of Rental Payments:

Term of Lease          Total Number         Amount of
 (In Months)       of Rental Payments      Each payment        Lessee's Deposit
     60                    60               $1,001.20             $2,002.39
                                       Plus Applicable Taxes   Includes Taxes
--------------------------------------------------------------------------------
*Lessee's deposit to be applied to:    |X|FIRST MONTH   |_| SECURITY DEPOSIT
                                              |X| LAST MONTH
--------------------------------------------------------------------------------
THIS LEASE, THE TERMS OF WHICH HAVE BEEN FREELY NEGOTIATED BY EACH PARTY, IS SUBJECT TO THE TERMS AND CONDITIONS ON THE REVERSE SIDE WHICH ARE MADE A PART HEREOF AND WHICH LESSEE AND LESSOR ACNOWLEDGE THAT THEY HAVE READ AND ACCEPTED.
--------------------------------------------------------------------------------
THIS IS A NON-CANCELABLE/IRREVOCABLE LEASE. THIS LEASE CANNOT BE CANCELED OR TERMINATED

Lessor: Trans-Leasing International, Inc.  Signature  /s/ Donald Rex Gay
                                                      -------------------------
By: /s/ M.  Alger                                         Donald R. Gay
    -------------------------
Title:    Admin                            Lessee Name: RX Technology
       ----------------------                           ------------------------
Accepted On:     7/9/97                    Title:
            -----------------                     -----------------

Guaranty:

In the guaranty, I means the person making the guaranty, and you means the Lessor indicated above. I guaranty that the Lessee will make all payments and pay all other charges required under the lease agreement when they are due and will perform all other obligations under the lease agreement fully and promptly. I also agree that you may make other arrangements with the Lessee and I will still be responsible for those payments and other obligations. You do not have to notify me if the Lessee is in default under the lease agreement. If Lessee defaults, I will immediately pay in accordance with the default provisions of the lease agreement all sums due under the original terms of the lease agreement and will perform all other obligations of Lessee under the lease agreement. I will reimburse you for all the expenses you incur in enforcing any of your rights against the Lessee or me, including attorney's fees. If this is a corporate guaranty, it is authorized by the Board of Directors of the guaranteeing corporation.
                             Lease Number
Guarantor Name: Donald R. Gay               Signature /s/ Donald Rex Gay
                                                      --------------------------
                                           (individual Name Only - Do not title)

Guarantor Name:                           Signature /s/ Donald Rex Gay
                                                    ----------------------------
                                           (individual Name Only - Do not title)

Acceptance Notice and Equipment Disclaimer and Agreement

Gentleman: This will advise that I am aware of my obligations with reference to the above lease and that I agree to enforce in my own name all warranties, agreements, or representations, if any, which may be made by the supplier to me. I agree that Trans Leasing International makes no expressed or implied warranties as to any matter whatsoever, including, without limitation the condition of the equipment, its merchantability or its fitness for any particular purpose. No defect or unfitness of equipment shall release me of the obligation to pay rental payments or of any other obligations under this lease agreement. All the items referred to above were received by us and were and are in good order and condition acceptable to use. The decals, labels, etc., if required and supplied have been affixed to the above items. We approve payment by you to the supplier. Lessee hereby certifies that the Lessor has fully and satisfactorily performed all covenants and conditions to be performed by it under said lease agreement. Lessee acknowledges that it has read the terms and conditions printed above and on the reverse side which are made a part hereof.

Lease Number:           Lessee: RX Technology

Title President         Signature /s/ Donald Rex Gay          Date______________
                                  ------------------------
                                      Donald R. Gay

Lease Managers International

$1.00 PURCHASE OPTION LETTER

Lease #:

Dear: Donald R. Gay

Regarding your equipment lease contract, please be advised you have a $1.00 buy-out option at the conclusion of the lease period as long as you have met all the terms and conditions of this lease contract.

Thank you for the opportunity of letting Lease Managers International service your leasing requirements. If you wish any additional leasing, please feel free to contact us at your convenience.

Sincerely,

Lease Managers International

By: /s/ Donald Rex Gay       6/18/97         By: ___________________________
        Donald R. Gay                            Trans Leasing International

By: __________________

TERMS AND CONDITIONS OF LEASE

Page 2 of 5 attached hereto and made a part of equipment lease agreement number:
--------------------------------------------------------------------------------
1. Definitions: The words "you" and "your" refer to the LESSEE as shown on page
1. The words "we", "us" and "our" refer to the LESSOR as shown on page 1.

2. Lease: We agree to lease to you, and you agree to lease from us the equipment, products and/or services for the term shown on the Equipment Schedule on the page 1 and made a part hereof. This lease shall not commence until we accept and sign the lease. Thereafter, the lease shall continue for the full term shown on the page 1.

3. Rentals: You promise to pay us the lease payments according to the Schedule of Rental Payments shown on the reverse side. The obligation to make payments begins when the equipment is delivered to you.

4. Lessee's Deposit: At our option, we may require you to pay a Security Deposit and/or Rental Payments in advance for rent due hereunder. Except in the case that we elect not to enter into this Lease due to your lack of creditworthiness or as otherwise provided herein, such Security Deposit and/or Rental Payments are non-refundable. We may apply your Security Deposit made hereunder to cure any default. If all of the conditions herein are fully complied with, the Security Deposit shall be refunded to you within 30 days after the return of the equipment to us at the termination of the original lease term or of any renewal term. You understand that our acceptance of your deposit does not constitute acceptance of this lease, which acceptance is evidenced only by our execution of this lease in the space provided on the reverse side.

5. Warranties: LESSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE IN CONNECTION WITH THIS AGREEMENT. We transfer to you for the terms of this Lease all warranties, if any, made by the manufacturer or supplier to us. We are not liable to you for any modification or recision of supplier or manufacturer warranties. You agree to continue making payments to us under this Lease regardless of any claims you may have against the supplier or manufacturer. No salesman or agent of the supplier of the equipment is authorized to waive or alter any term or condition of this Lease, and no representation as to the equipment or any other matter by the supplier shall in any way affect your obligations to perform hereunder, including the obligation to make rental payments as set forth in this Lease.

6. Automatic Renewal: This Lease will automatically renew for successive ninety
(90) day terms unless you send us written notice that you don't want to renew at least ninety (90) days before the end of any term. We may cancel the automatic renewal terms by sending you written notice that we don't want this lease to renew, at least fifteen (15) days before the end of any term.

7. Liability: We are not responsible for any losses or injuries caused by the installation or use of the equipment. You agree to reimburse us for and to defend us against any claims for losses or injuries caused by equipment.

8. Finance Lease: You agree that if Article 2A-Leases of the Uniform Commercial Code is deemed to apply to this Lease, this Lease will be considered a finance lease as that term is defined in Article 2A. To the extent permitted by applicable law, you hereby waive any and all rights and remedies conferred upon a Lessee by Article 2A of the Code.

9. Location of Equipment: You will keep and use the equipment only at your address shown on the reverse side. You agree that the equipment will not be removed from that address unless you get our written permission in advance to move it.

10. Maintenance and Installation: You are responsible for installing and keeping the equipment in good working order. You are responsible for protecting the equipment from damage except for ordinary wear and tear and from any other kind of loss while you have the equipment. If the equipment is damaged or lost, you agree to continue to pay rent.

11. Return of Equipment: At the end the Lease term, you will immediately return the equipment to us in a condition as good as received less normal wear and tear to any place in the United States we designate. You will prepay all expenses of crating and shipping by means we designate and you will properly insure the shipment. You also agree to pay us an administration fee for processing the return of the equipment.

12. Insurance: You agree to keep the equipment fully insured against loss until this Lease is paid in full and to have us named as loss payee. You also agree to obtain a general public liability insurance policy from anyone who is acceptable to us and to include us as an insured on the policy. You agree to provide us with certificates or other evidence of insurance acceptable to us, before this lease term begins. If you do not provide us with acceptable evidence of insurance, we may, but will not be required to, buy such insurance for you and add a charge to your monthly payments which will include the premium cost, costs associated with effecting the insurance and a carrying charge.

13. Taxes and Fees: You agree to pay when due or reimburse us for all taxes, fees, fines, and penalties relating to use or ownership of the equipment or to this agreement, now or hereafter imposed, levied or assessed by any federal, state or local government or agency. You also agree to pay us upon demand an administration fee for the handing or collecting of any such tax or fee. Upon termination/expiration of this Lease, you agree to promptly remit 90% of the previous year's personal property tax due with respect to the equipment subject to this Lease plus any applicable taxes and fees as specified in a written notice from us in order to satisfy the current year personal property tax which has yet to be invoiced by the date of the termination/expiration.

14. Ownership of Equipment: We are the owner of the equipment and have title to the equipment. You shall keep the equipment free from any and all liens and encumbrances. You shall give us immediate notice of any attachment or other judicial process, liens or encumbrances affecting the equipment and shall indemnify and save us harmless from any loss or damage caused thereby.

Lease Number:                  Lessee: RX Technology

Title President   Signature /s/ Donald Rex Gay                 Date 6/18/97
                            ------------------------------
                                Donald R. Gay

TERMS AND CONDITIONS OF LEASE

Page 3 of 5 attached hereto and made a part of equipment lease agreement number:
--------------------------------------------------------------------------------
15. Filing: You hereby authorize us to file this lease, any financing statements or security agreements with respect to the equipment or any other collateral you provide to us prior to or following our acceptance of this lease, in any state in the United States. You further authorize us to file such lease, financing statement or security agreement without your signature thereon. If your signature on any financing statement is required by law, you shall execute such supplemental instruments and financing statements if we deem such to be necessary and advisable and shall otherwise cooperate to defend our title by filing or otherwise. You also agree to pay us on demand any filing and releasing fees prescribed by the Uniform Commercial Code or other law or, at our option, a non-filing protection fee.

16. Default: If you do not pay rent when due or if you break any of your promises under this Lease, you will be in default. If you default, we can require that you pay the remaining balance of this Lease and return the equipment to us. We can also use any of the remedies available to us under the Uniform Commercial Code or any other law. If we refer this Lease to an attorney for collection, you agree to pay our reasonable attorney's fees and actual costs. If we have to take possession of the equipment, you agree to pay the cost of repossession. You agree that we will not be responsible to pay you any consequential or incidental damages for any default by us under this Lease.

17. Late Charge: If any part of a payment is late, you agree to pay a late charge of 10% of the payment which is late. You agree to pay or reimburse all costs of collections, including reasonable attorney's fees, incurred by us in collecting your lease.

18. Assignment: YOU HAVE NO RIGHT TO SELL, TRANSFER, ASSIGN OR SUBLEASE THE EQUIPMENT OR THIS LEASE. We may sell, assign, or transfer this Lease. You agree that if we sell, assign, or transfer this Lease, the new owner will have the same rights and benefits that we have now and will not have to perform any of our obligations. You agree that the rights of the new owner will not be subject to any claims, defenses, or set off that you may have against us.

19. Right of Inspection: The lessor, it's agents, dealers, and representatives, shall have the right at any time during regular business hours to inspect the equipment and for that purpose to have access to the location of the equipment

20. Risk of Loss: You hereby assume and shall bear the entire risk of loss, theft damage and destruction of the equipment from any cause whatsoever and no loss, theft, damage or destruction of equipment shall relieve you of the obligation to pay rent or any obligation of this lease, and this lease shall remain in full force and effect. You shall promptly notify us in writing of such loss, theft, damage or destruction of the equipment. In the event of damage of any kind whatever to any item of equipment, you, at our option, shall at your expense (a) place the item in good repair, condition or working order, or (b) replace the same with like equipment of the same or later model in good repair, condition and working order.

21. Financial Information: During the term of this lease and any renewal hereof, you agree to provide us with all financial statements and copies of federal or state tax returns as we may reasonably request, and permit us to obtain credit reports, and make other credit inquiries on you, as we deem necessary. If we supply you with labels, you shall label any and all items of equipment and shall keep the same affixed in a prominent place. Labels shall bear the legend "Property of Trans Leasing International, Lessor".

22. Severability: If any provision hereof or any remedy herein provided is found to be invalid under any applicable law, such provision shall be inapplicable and deemed omitted, but the remaining provisions hereof, including remaining default remedies, shall be given effect in accordance with the manifest intent hereof.

23. Other Rights: You agree that any delay or failure to enforce our rights under this Lease does not prevent us from enforcing any rights at a later time.

24. Miscellaneous: You agree that the terms and conditions indicated above are a complete and exclusive statement of our agreement and they may be modified only by written agreement signed by all of the parties hereto and not by course of performance. You agree that the equipment will not be used for personal, family or household purposes. You agree that the original of this Lease may be microfilmed or electronically duplicated and a photo static copy of such microfilm or electronic duplicate. You agree that facsimile copies of any documents received and verified by Lessor shall be acceptable to all parties in lieu of the original documents and shall have the full force and effect as any original documents received thereafter, and that the original or such facsimile of any document may be microfilmed or electronically duplicated, and photostatic copy of such microfilm or electronic duplication may be introduced in lieu of the original or such facsimile copy thereof and without further foundation. The parties hereto expressly waive the secondary evidence rule. You acknowledge receipt of a copy of this lease. You agree that this lease will be binding upon your heirs, successors or legal representatives. You agree that our waiver of any provision hereunder shall not constitute a waiver of any other matter.

25. Governing Law: THIS AGREEMENT IS PERFORMABLE IN THE STATE OF ILLINOIS AND SHALL BE GOVERNED BY AND SUBJECT TO THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS. LESSOR AND LESSEE CONSENT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF ILLINOIS, AND WAIVE ANY OBJECTION RELATING TO IMPROPER VENUE OR FORUM NON CONVENIENT TO THE CONDUCT AND PROCEEDING IN ANY SUCH COURT. AT LESSOR'S SOLE ELECTION AND DETERMINATION, ANY LEGAL, EQUITABLE, OR ARBITRATION ACTION MAY ALSO BE BROUGHT IN ANY OTHER COURT OF COMPETENT JURISDICTION IN ANY STATE IN WHICH LESSOR HAS AN OFFICE AND LESSEE WAIVES ANY OBJECTION RELATING TO IMPROPER VENUE OR FORUM NON CONVENIENT TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT. LESSEE, ANY GUARANTOR AND LESSOR EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY SO THAT TRIAL SHALL BE BY AND ONLY TO THE COURT.

Lease Number:                  Lessee: RX Technology

Title President   Signature /s/ Donald Rex Gay                 Date 6/18/97
                            ------------------------------
                                Donald R. Gay

INSURANCE VERIFICATION SHEET

Page 5 of 5 attached hereto and made a part of equipment lease agreement number:
--------------------------------------------------------------------------------
INSURANCE AGENT:  INSURANCE UNDERWRITERS LIMITED
                  2610 EDENBORN AVE o P.O. BOX 6738
                  METAIRIE, LA  70009-6738

         (Please provide name and address of agent above)

INSURANCE AGENT TELEPHONE NUMBER: (504) 883-2500

ATTENTION: STANLEY CHIOCCHIO EXT 166 OR VIRGINIA BABER EXT 317

LESSEE INFORMATION: RX Technology
                    3220 N. Turnbull Drive
                    Metairie, LA 70002

CCOPA58573

POLICY NUMBER: 3AN0196           EXPIRATION DATE: 8/16/97

This equipment is located at: 3220 N. Turnbull Drive
                              Metairie , LA 70002
--------------------------------------------------------------------------------
Loss Payee: Trans Leasing -  3000 Dundee Road - Northbrook, IL 60062

This is a net lease and we are responsible for the insurance cost. Please see to it that we have immediate coverage and notify Trans Leasing at once in the form of a copy of the insurance policy or a Certificate of Insurance.

If the latter is sent, please include the standard 30 day notice of cancellation clause.

Thank you,

By: /s/ Donald Rex Gay            Title: President
    -------------------------     ---------------------------
        Donald R. Gay

[GE LOGO]                                                          GE Capital
                                                                   Trans Leasing
--------------------------------------------------------------------------------
                               General Electric Capital Corporation
                               570 Lake Cook Road, Suite 200, Deerfield IL 60015 800 323-1180

June 30, 1999

Mr. Donald R. Gay
RX Technology
P.O. Box 9112
Mandeville, LA 70470-9112

Dear Mr. Gay,

We're changing to better meet your needs. GE Capital Trans Leasing is about to complete a computer system upgrade to enhance the way we do business with you.

Some of the benefits you will enjoy include:

o Improved Answer Time. Your time is valuable and we'll make sure your call gets answered promptly.

o New Interactive Voice Response telephone system to expedite call processing.

o Consolidated Billing Option, providing you with the ability to bring all your leases together in one easy to read format. Call to learn more about the benefits of consolidated billing.

Effective immediately, you will begin to see some changes, including:

o Your existing account number 249428-177771 will change to 8249428-001. Please reference your new account number when making payments or when you have questions.

o Your Customer Service Phone Number will remain the same. The hours of operations, however, have been expanded to 7:00 a.m. to 6:00 p.m. CST to better meet your needs. Please update your records accordingly.

o A new invoice format that provides you with greater detail to help you manage your equipment financing through GE Capital Trans Leasing more effectively. Separate statements will no longer be issued, any outstanding dollar amounts will now be reflected on one invoice.

o Coupon Customers Only- The new invoice format will replace your coupon book. Please discard your coupon book immediately as continued use of the coupon books after the effective date will delay the crediting of your payments. Payments should be mailed to GE Capital Trans Leasing, 75 Remittance Drive, Suite 1523, Chicago IL 60675-1523. Please note the change in suite number from 1540 to 1523.

Please update your records with your new account number and the extended Customer Service hours. If you have any questions regarding any of these changes, please feel free to contact us at 1-800-937-9377.

GE Capital Trans Leasing appreciates your continued business. We look forward to meeting your equipment financing needs today and in the future.

Sincerely,

/s/ Bill Artino
-------------------------------
Bill Artino
Vice President, General Manager

INSURANCE VERIFICATION SHEET

Page 5 of 5 attached hereto and made a part of equipment lease agreement number:
--------------------------------------------------------------------------------
INSURANCE AGENT:  INSURANCE UNDERWRITERS LIMITED
                  2610 EDENBORN AVE P.O. BOX 6738
                  MATAIRIE, LA  70009-6738

         (Please provide name and address of agent above)

INSURANCE AGENT TELEPHONE NUMBER: (504) 883-2500

ATTENTION: STANLEY CHIOCCHIO EXT 166 OR VIRGINIA BABER EXT 317

LESSEE INFORMATION: RX Technology
                    3220 N. Turnbull Drive
                    Metairie, LA 70002

CCOPA58573

POLICY NUMBER: 3AN0196           EXPIRATION DATE: 8/16/97

This equipment is located at: 3220 N. Turnbull Drive
                              Metairie, LA 70002
--------------------------------------------------------------------------------
Loss Payee: Trans Leasing -  3000 Dundee Road - Northbrook, IL 60062

This is a net lease and we are responsible for the insurance cost. Please see to it that we have immediate coverage and notify Trans Leasing at once in the form of a copy of the insurance policy or a Certificate of Insurance.

If the latter is sent, please include the standard 30 day notice of cancellation clause.

Thank you,

By: /s/ Donald Rex Gay            Title: President
    -------------------------     ---------------------------
        Donald R. Gay

                          Lease Managers International

                          $1.00 PURCHASE OPTION LETTER

                                    Lease #:

Dear: Donald R. Gay

Regarding your equipment lease contract, please be advised you have a $1.00 buy-out option at the conclusion of the lease period as long as you have met all the terms and conditions of this lease contract.

Thank you for the opportunity of letting Lease Managers International service your leasing requirements. If you wish any additional leasing, please feel free to contact us at your convenience.

Sincerely,

Lease Managers International

By: /s/ Donald Rex Gay       6/18/97         By: ___________________________
        Donald R. Gay                            Trans Leasing International

By: __________________

[LMI LOGO] LEASE MANAGERS                             Equipment Lease Agreement
           International        177771           LEASE #:___________ Page 1 of 5
Funded & Administered by Trans Leasing
--------------------------------------------------------------------------------
Lessee:                                  Supplier:
RX Technology                            Sony Electronics
3220 N. Turnbull Drive                   Post Office Box 99561
Metaire,  LA 70002                       Chicago, IL 60693

Contact: Rex

Tel: 504-887-9412 Fax: 504-887-9815      KEN WOLFSON 800-327-9573
--------------------------------------------------------------------------------
Equipment Schedule     (Use a separate Schedule if Needed):
                                See Schedule `A'
--------------------------------------------------------------------------------
Equipment Location (if different than above address):

SAME                   60 X 1,001.20 = $60,072.00

Schedule of Rental Payments:

Term of Lease          Total Number         Amount of
 (In Months)       of Rental Payments      Each payment        Lessee's Deposit
     60                    60               $1,001.20             $2,032.39
                                       Plus Applicable Taxes   Includes Taxes
--------------------------------------------------------------------------------
*Lessee's deposit to be applied to:    |X|FIRST MONTH   |_| SECURITY DEPOSIT
                                              |X| LAST MONTH
--------------------------------------------------------------------------------
THIS LEASE, THE TERMS OF WHICH HAVE BEEN FREELY NEGOTIATED BY EACH PARTY, IS SUBJECT TO THE TERMS AND CONDITIONS ON THE REVERSE SIDE WHICH ARE MADE A PART HEREOF AND WHICH LESSEE AND LESSOR AKNOWLEDGE THAT THEY HAVE READ AND ACCEPTED.
--------------------------------------------------------------------------------
THIS IS A NON-CANCELABLE/IRREVOCABLE LEASE. THIS LEASE CANNOT BE CANCELED OR TERMINATED

Lessor: Trans-Leasing International, Inc.  Signature  /s/ Donald Rex Gay
                                                      -------------------------
By: /s/ M.  Alger                                         Donald R. Gay
    -------------------------
Title:    Admin                            Lessee Name: RX Technology
       ----------------------                           ------------------------
Accepted On:     7/9/97                    Title:
            -----------------                     -----------------

Guaranty:

In the guaranty, I means the person making the guaranty, and you means the Lessor indicated above. I guaranty that the Lessee will make all payments and pay all other charges required under the lease agreement when they are due and will perform all other obligations under the lease agreement fully and promptly. I also agree that you may make other arrangements with the Lessee and I will still be responsible for those payments and other obligations. You do not have to notify me if the Lessee is in default under the lease agreement. If Lessee defaults, I will immediately pay in accordance with the default provisions of the lease agreement all sums due under the original terms of the lease agreement and will perform all other obligations of Lessee under the lease agreement. I will reimburse you for all the expenses you incur in enforcing any of your rights against The Lessee or me, including attorney's fees. If this is a corporate guaranty, it is authorized by the Board 0f Directors of the guaranteeing corporation.
                             Lease Number
Guarantor Name: Donald R. Gay               Signature /s/ Donald Rex Gay
                                                      --------------------------
                                           (individual Name Only - Do not title)

Guarantor Name:                           Signature /s/ Donald Rex Gay
                                                    ----------------------------
                                           (individual Name Only - Do not title)

Acceptance Notice and Equipment Disclaimer and Agreement

      Gentleman: This will advise that I am aware of my obligations with reference to the above lease and that I agree to enforce in my own name all warranties, agreements, or representations, if any, which may be made by the supplier to me. I agree that Trans Leasing International makes no expressed or implied warranties as to any matter whatsoever, including, without limitation the condition of the equipment, its merchantability or its fitness for any particular purpose. No defect or unfitness of equipment shall release me of the obligation to pay rental payments or of any other obligations under this lease agreement. All the items referred to above were received by us and were and are in good order and condition acceptable to use. The decals, labels, etc., if required and supplied have been affixed to the above items. We approve payment by you to the supplier. Lessee hereby certifies that the Lessor has fully and satisfactorily performed all covenants and conditions to be performed by it under said lease agreement. Lessee acknowledges that it has read the terms and conditions printed above and on the reverse side which are made a part hereof.

Lease Number:           Lessee: RX Technology

Title President         Signature /s/ Donald Rex Gay          Date______________
                                  ------------------------
                                      Donald R. Gay

TERMS AND CONDITIONS OF LEASE

Page 2 of 5 attached hereto and made a part of equipment lease agreement number:
--------------------------------------------------------------------------------
1. Definitions: The words "you" and "your" refer to the LESSEE as shown on page
1. The words "we", "us" and "our" refer to the LESSOR as shown on page 1.

2. Lease: We agree to lease to you, and you agree to lease from us the equipment, products and/or services for the term shown on the Equipment Schedule on the page 1 and made a part hereof. This lease shall not commence until we accept and sign the lease. Thereafter, the lease shall continue for the full term shown on the page 1.

3. Rentals: You promise to pay us the lease payments according to the Schedule of Rental Payments shown on the reverse side. The obligation to make payments begins when the equipment is delivered to you.

4. Lessee's Deposit: At our option, we may require you to pay a Security Deposit and/or Rental Payments in advance for rent due hereunder. Except in the case that we elect not to enter into this Lease due to your lack of creditworthiness or as otherwise provided herein, such Security Deposit and/or Rental Payments are non-refundable. We may apply your Security Deposit made hereunder to cure any default. If all of the conditions herein are fully complied with, the Security Deposit shall be refunded to you within 30 days after the return of the equipment to us at the termination of the original lease term or of any renewal term. You understand that our acceptance of your deposit does not constitute acceptance of this lease, which acceptance is evidenced only by our execution of this lease in the space provided on the reverse side.

5. Warranties: LESSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE IN CONNECTION WITH THIS AGREEMENT. We transfer to you for the terms of this Lease all warranties, if any, made by the manufacturer or supplier to us. We are not liable to you for any modification or recision of supplier or manufacturer warranties. You agree to continue making payments to us under this Lease regardless of any claims you may have against the supplier or manufacturer. No salesman or agent of the supplier of the equipment is authorized to waive or alter any term or condition of this Lease, and no representation as to the equipment or any other matter by the supplier shall in any way affect your obligations to perform hereunder, including the obligation to make rental payments as set forth in this Lease.

6. Automatic Renewal: This Lease will automatically renew for successive ninety
(90) day terms unless you send us written notice that you don't want to renew at least ninety (90) days before the end of any term. We may cancel the automatic renewal terms by sending you written notice that we don't want this lease to renew, at least fifteen (15) days before the end of any term.

7. Liability: We are not responsible for any losses or injuries caused by the installation or use of the equipment. You agree to reimburse us for and to defend us against any claims for losses or injuries caused by equipment.

8. Finance Lease: You agree that if Article 2A-Leases of the Uniform Commercial Code is deemed to apply to this Lease, this Lease will be considered a finance lease as that term is defined in Article 2A. To the extent permitted by applicable law, you hereby waive any and all rights and remedies conferred upon a Lessee by Article 2A of the Code.

9. Location of Equipment: You will keep and use the equipment only at your address shown on the reverse side. You agree that the equipment will not be removed from that address unless you get our written permission in advance to move it.

10. Maintenance and Installation: You are responsible for installing and keeping the equipment in good working order. You are responsible for protecting the equipment from damage except for ordinary wear and tear and from any other kind of loss while you have the equipment. If the equipment is damaged or lost, you agree to continue to pay rent.

11. Return of Equipment: At the end the Lease term, you will immediately return the equipment to us in a condition as good as received less normal wear and tear to any place in the United States we designate. You will prepay all expenses of crating and shipping by means we designate and you will properly insure the shipment. You also agree to pay us an administration fee for processing the return of the equipment.

12. Insurance: You agree to keep the equipment fully insured against loss until this Lease is paid in full and to have us named as loss payee. You also agree to obtain a general public liability insurance policy from anyone who is acceptable to us and to include us as an insured on the policy. You agree to provide us with certificates or other evidence of insurance acceptable to us, before this lease term begins. If you do not provide us with acceptable evidence of insurance, we may, but will not be required to, buy such insurance for you and add a charge to your monthly payments which will include the premium cost, costs associated with effecting the insurance and a carrying charge.

13. Taxes and Fees: You agree to pay when due or reimburse us for all taxes, fees, fines, and penalties relating to use or ownership of the equipment or to this agreement, now or hereafter imposed, levied or assessed by any federal, state or local government or agency. You also agree to pay us upon demand an administration fee for the handing or collecting of any such tax or fee. Upon termination/expiration of this Lease, you agree to promptly remit 90% of the previous year's personal property tax due with respect to the equipment subject to this Lease plus any applicable taxes and fees as specified in a written notice from us in order to satisfy the current year personal property tax which has yet to be invoiced by the date of the termination/expiration.

14. Ownership of Equipment: We are the owner of the equipment and have title to the equipment. You shall keep the equipment free from any and ail liens and encumbrances. You shall give us immediate notice of any attachment or other judicial process, liens or encumbrances affecting the equipment and shall indemnify and save us harmless from any loss or damage caused thereby.

Lease Number:                  Lessee: RX Technology

Title President   Signature /s/ Donald Rex Gay                 Date 6/18/97
                            ------------------------------
                                Donald R. Gay

TERMS AND CONDITIONS OF LEASE

      Page 3 of 5 attached hereto and made a part of equipment lease agreement number:
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15. Filing. You hereby authorize us to file this lease, any financing statements or security agreements with respect to the equipment or any other collateral you provide to us prior to or following our acceptance of this lease, in any state in the United States. You further authorize us to file such lease, financing statement or security agreement without your signature thereon. If your signature on any financing statement is required by law, you shall execute such supplemental instruments and financing statements if we deem such to be necessary and advisable and shall otherwise cooperate to defend our title by filing or otherwise. You also agree to pay us on demand any filing and releasing fees prescribed by the Uniform Commercial Code or other law or, at our option, a non-filing protection fee.

16. Default: If you do not pay rent when due or if you break any of your promises under this Lease, you will be in default. If you default, we can require that you pay the remaining balance of this Lease and return the equipment to us. We can also use any of the remedies available to us under the Uniform Commercial Code or any other law. If we refer this Lease to an attorney for collection, you agree to pay our reasonable attorney's fees and actual costs. If we have to take possession of the equipment, you agree to pay the cost of repossession. You agree that we will not be responsible to pay you any consequential or incidental damages for any default by us under this Lease.

17. Late Charge: If any part of a payment is late, you agree to pay a late charge of 10% of the payment which is late. You agree to pay or reimburse all costs of collections, including reasonable attorney's fees, incurred by us in collecting your lease.

18. Assignment: YOU HAVE NO RIGHT TO SELL, TRANSFER, ASSIGN OR SUBLEASE THE EQUIPMENT OR THIS LEASE. We may sell, assign, or transfer this Lease. You agree that if we sell, assign, or transfer this Lease, the new owner will have the same rights and benefits that we have now and will not have to perform any of our obligations. You agree that the rights of the new owner will not be subject to any claims, defenses, or set off that you may have against us.

19. Right of Inspection: The lessor, it's agents, dealers, and representatives, shall have the right at any time during regular business hours to inspect the equipment and for that purpose to have access to the location of the equipment

20. Risk of Loss: You hereby assume and shall bear the entire risk of loss, theft damage and destruction of the equipment from any cause whatsoever and no loss, theft, damage or destruction of equipment shall relieve you of the obligation to pay rent or any obligation of this lease, and this lease shall remain in full force and effect. You shall promptly notify us in writing of such loss, theft, carnage or destruction of the equipment. In the event of damage of any kind whatever to any item of equipment, you, at our option, shall at your expense (a) place the item in good repair, condition or working order, or (b) replace the same with like equipment of the same or later model in good repair, condition and working order.

21. Financial Information: During the term of this lease and any renewal hereof, you agree to provide us with all financial statements and copies of federal or state tax returns as we may reasonably request, and permit us to obtain credit reports, and make other credit inquiries on you, as we deem necessary. If we supply you with labels, you shall label any and all items of equipment and shall keep the same affixed in a prominent place. Labels shall bear the legend "Property of Trans Leasing International, Lessor"

22. Severability: If any provision hereof or any remedy herein provided is found to be invalid under any applicable law, such provision shall be inapplicable and deemed omitted, but the remaining provisions hereof, including remaining default remedies, shall be given effect in accordance with the manifest intent hereof.

23. Other Rights: You agree that any delay or failure to enforce our rights under this Lease does not prevent us from enforcing any rights at a later time.

24. Miscellaneous: You agree that the terms and conditions indicated above are a complete and exclusive statement of our agreement and they may be modified only by written agreement signed by all of the parties hereto and not by course of performance. You agree that the equipment will not be used for personal, family or household purposes. You agree that the original of this Lease may be microfilmed or electronically duplicated and a photo static copy of such microfilm or electronic duplicate. You agree that facsimile copies of any documents received and verified by Lessor shall be acceptable to all parties in lieu of the original documents and shall have the full force and effect as any original documents received thereafter, and that the original or such facsimile of any document may be microfilmed or electronically duplicated, and photostatic copy of such microfilm or electronic duplication may be introduced in lieu of the original or such facsimile copy thereof and without further foundation. The parties hereto expressly waive the secondary evidence rule. You acknowledge receipt of a copy of this lease. You agree that this lease will be binding upon your heirs, successors or legal representatives. You agree that our waiver of any provision hereunder shall not constitute a waiver of any other matter.

25. Governing Law: THIS AGREEMENT IS PERFORMABLE IN THE STATE OF ILLINOIS AND SHALL BE GOVERNED BY AND SUBJECT TO THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS. LESSOR AND LESSEE CONSENT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF ILLINOIS, AND WAIVE ANY OBJECTION RELATING TO IMPROPER VENUE OR FORUM NON CONVENIENT TO THE CONDUCT AND PROCEEDING IN ANY SUCH COURT. AT LESSOR'S SOLE ELECTION AND DETERMINATION, ANY LEGAL, EQUITABLE, OR ARBITRATION ACTION MAY ALSO BE BROUGHT IN ANY OTHER COURT OF COMPETENT JURISDICTION IN ANY STATE IN WHICH LESSOR HAS AN OFFICE AND LESSEE WAIVES ANY OBJECTION RELATING TO IMPROPER VENUE OR FORUM NON CONVENIENT TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT. LESSEE, ANY GUARANTOR AND LESSOR EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY SO THAT TRIAL SHALL BE BY AND ONLY TO THE COURT

Lease Number:                  Lessee: RX Technology

Title President   Signature /s/ Donald Rex Gay                 Date 6/18/97
                            ------------------------------
                                Donald R. Gay

SCHEDULE "A"
Page 4 of 5 attached hereto and made a part of equipment lease agreement number:
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Qty   Description

8     SONY UP5500 VEDO PRINTER

Annexed and made a part of a Lease Agreement dated: 6/10/97 entered into between RX Technology as lessee and Trans Leasing International as Lessor.

/s/ Donald Rex Gay
-----------------------     ----------------------------------
    Donald R. Gay              TRANS LEASING INTERNATIONAL

6/10/97                                     [LEASE MANAGERS LOGO] LEASE MANAGERS
                                                                  INTERNATIONAL
RX Technology
3220 N. Turnbull Drive
Metairie LA 70002
--------------------------------------------------------------------------------
[Authorized Signature: Donald R. Gay
--------------------------------------------------------------------------------
CONGRATULATIONS! YOUR LEASE IS APPROVED.

PLEASE COMPLETE YOUR ORDER BY FOLLOWING THESE SIMPLE INSTRUCTIONS:

1. If you do not have a plain paper fax machine please make photocopies of all documents.

2.   When signing please put your original signature on plain paper only!

3. Please sign, title, and date wherever a _/ appears, if you have any questions please call.

***IMPORTANT! CHEQUE MUST BE WRITTEN FROM THE FOLLOWING BANK:
--------------------------------------------------------------------------------
     _/ PRINCIPAL BANK: Hibernia National Bank   _/ ACCOUNT NUMBER  812356593
--------------------------------------------------------------------------------
    PAY TO            DESCRIPTION             AMOUNT
--------------------------------------------------------------------------------
|X| LEASE MANAGERS First & Last Payment    $2,002.39
--------------------------------------------------------------------------------
|_|LEASE MANAGERS  Acquisition Fee            Waived
--------------------------------------------------------------------------------
|X|LEASE MANAGERS  Set Up Fees               $125.00
--------------------------------------------------------------------------------

4. In order to process your order we will need the following cheque to be included with your paperwork please submit a company cheque in the amount of: $2,127.39

5.    After signing lease and writing cheque OVERNIGHT PAPERWORK TO US!!!!!

                               TO SHIP PAPERWORK:
                         Company: Lease Managers
                         Address: 24412 S. Main St. Suite 114
                         City: Carson  State: CA  Zip: 90745
                         Attention: Cust. Svc. Telephone: 800-327-9573 PLEASE SHIP PRIORITY OVERNIGHT!